UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2007

THE MANAGEMENT NETWORK GROUP, INC.

____________________________________________________

(Exact name of registrant as specified in its charter)

Delaware	0-27617	48-1129619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7300 College Boulevard, Suite 302, Overland Park, KS 66210

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (913) 345-9315

___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 12, 2007, The Management Network Group, Inc. announced its results of operations and financial condition for the third quarter which ended September 29, 2007. The public announcement was made by means of a press release, the text of which is set forth in Exhibit 99.1 hereto.

In connection with the November 12, 2007 press release, we held a conference call with investors as described in the press release. In addition to the information in the press release, the following information was discussed on the call:

o	Days sales outstanding (DSO) were under 50 days at September 29, 2007
o	Top five and top ten customer concentrations were 60.7% and 78.8%, respectively
o	Five new customers were added during the quarter
o	Revenue per full-time equivalent employee (FTE) was approximately $360,000 in third quarter 2007
o	Utilization for third quarter 2007 was 85%
o	There were 268 employees at September 29, 2007

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Unless expressly incorporated into a filing of TMNG under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act made after the date hereof, the information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be incorporated by reference into any filing of TMNG, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(D). Exhibits

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release dated November 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MANAGEMENT NETWORK GROUP, INC.

(Registrant)

Date:	November 12, 2007	By:	/s/ Donald E. Klumb
Donald E. Klumb
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of Registrant, Dated November 12, 2007 announcing financial results for its Third Quarter Ended September 29, 2007